SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              ________

                              FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  January 31, 1997

                   Wherehouse Entertainment, Inc.
    (Exact name of registrant as specified in its charter)



   Delaware                                       95-4608339

(State or other             (Commission          (IRS Employer
jurisdiction of             File Number)     Identification No.)
incorporation)



19701 Hamilton Avenue
Torrance, California                              90502-1334

(Address of principal executive offices)          (Zip Code)



Registrant's telephone number including area code:  (310) 538-2314

                 None
     _____________________________________________
(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

          On January 31, 1997, the registrant acquired (the "Acquisition") substantially all the assets of Wherehouse Dissolution Co. ("Old Wherehouse"), a Delaware corporation, and its parent company, WEI Holdings, Inc., a Delaware corporation (collectively, the "Predecessors"). The Commission File Number for Old Wherehouse is 1-8281. Prior to the Acquisition, Old Wherehouse was known as "Wherehouse Entertainment, Inc.," and, after the Acquisition, Old Wherehouse changed its name to WEI Dissolution Co. Prior to the Acquisition, the registrant was known as WEI Acquisition Co., and, after the Acquisition, the registrant changed its name to "Wherehouse Entertainment, Inc."

          The Predecessors are debtors and debtors-in-possession, in Case No. 95-911 (HSB) (Jointly Administered) (the "Bankruptcy Case") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Predecessors' plan of reorganization, entitled the "Debtors' First Amended Chapter 11 Plan, as Revised for Technical Corrections dated October 4, 1996 and Supplemental Amendments on December 2, 1996 and December 13, 1996" (the "Plan"), was confirmed by an order of the Bankruptcy Court entered on January 7, 1997 entitled "Findings of Fact, Conclusions of Law and Order Confirming Debtors' First Amended Chapter 11 Plan Under Chapter 11 of the Bankruptcy Code" (the "Confirmation Order"). The effective date of the Plan occurred on January 31, 1997.

          The entry of the Confirmation Order and the material features of the Plan are discussed in more detail in the Current Report on Form 8-K filed by Old Wherehouse with the Securities and Exchange Commission (the "Commission") on January 22, 1997 (the "Prior Bankruptcy 8-K"). The Prior Bankruptcy 8-K is incorporated herein by reference to Exhibit 5.1 hereto. The Plan is incorporated herein by reference to Exhibit 5.2 hereto, and the Confirmation Order is incorporated herein by reference to
Exhibit 5.3 hereto.

          The consummation of the Acquisition, the effectiveness of the Plan and the transactions entered into in connection therewith are discussed in more detail in the Current Report on Form 8-K filed with the Commission by Old Wherehouse on February 12, 1997 (the "Prior Acquisition 8-K"). The Prior Acquisition 8-K is incorporated herein by reference to Exhibit 5.4 hereto.

          The Predecessors transferred substantially all of their tangible and intangible assets (which related principally to Old Wherehouse's retail music distribution business and related activities) to the registrant as of the closing of the Acquisition. The registrant intends to use the assets acquired from the Predecessors to continue the business of the Predecessors.

          In consideration for such assets, the registrant assumed certain of the Predecessors' liabilities and issued shares of the registrant's common stock, par value $0.01 per share (the "Common Stock") and warrants to purchase Common Stock to the creditors of the Predecessors as described in more detail in the Prior Bankruptcy 8-K. The registrant was formed for the purpose of acquiring substantially all the assets of the Predecessor in exchange for the issuance of its Common Stock and the warrants and the assumption of the liabilities and obligations of the Predecessor as provided in the Plan.

          The registrant is the successor to the Predecessors as a result of the Acquisition and the other transactions entered into pursuant to the Plan, and the registrant hereby undertakes to assume the reporting obligations of Old Wherehouse, including the filing of the Annual Report on Form 10-K for the fiscal year ended January 31, 1997.

ITEM 7.   EXHIBITS.

     The following exhibits are incorporated by reference into this Current Report.

     Exhibit
     Number

     5.1  Current Report on Form 8-K previously filed by Old
          Wherehouse with the Commission on January 22, 1997 and incorporated herein by reference.

     5.2  Debtors' First Amended Chapter 11 Plan, as Revised for
          Technical Corrections dated October 4, 1996 and
          Supplemental Amendments on December 2, 1996 and
          December 13, 1996 (previously filed as Exhibit A of
          Exhibit 3.1 of the Prior Bankruptcy 8-K and incorporated herein by reference).

     5.3  Findings of Fact, Conclusions of Law and Order
          Confirming Debtors' First Amended Chapter 11 Plan Under
          Chapter 11 of the Bankruptcy Code (previously filed as
          Exhibit 3.1 of the Prior Bankruptcy 8-K and incorporated herein by reference).

     5.4  Current Report on Form 8-K previously filed by Old
          Wherehouse with the Commission on February 12, 1997 and incorporated herein by reference.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WHEREHOUSE ENTERTAINMENT, INC.
                                          (Registrant)

                                 /s/ Eliot Cobb
Date: March 21, 1997          By____________________________
                                             (Signature)

                                   Name:  Eliot Cobb
                                          Treasurer and Assistant
                                          Secretary



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